                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8 - K
                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                    Date of Report           May 29, 1996
                    -------------------------------------
                      (Date of earliest event reported)

                        CENTURY FINANCIAL CORPORATION
                    -------------------------------------
            (Exact name of registrant as specified in its charter)


          Pennsylvania                  0-17416               25-1553790
- -------------------------------       ------------      ----------------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)        File Number)      Identification Number)

                               One Century Place
                         Rochester, Pennsylvania 15074
                   ----------------------------------------
              (Address of principal executive offices)(Zip code)


                                (412) 774-1872
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report)
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                         CENTURY FINANCIAL CORPORATION
                                   FORM 8-K
                                CURRENT REPORT



   ITEM  1.  Changes in Control of Registrant

     None


   ITEM  2.  Acquisition or Disposition of Assets

     None


   ITEM  3.  Bankruptcy or Receivership

     None


   ITEM  4.  Changes in Registrant's Certifying Accountant

     None


   ITEM   5.  Other Events

     On May 15, 1996 the Corporation received approval of its application to the NASDAQ National Market for Public Securities for a listing on the NASDAQ National Market. Trading of the Corporation's Common Stock is expected to commence on June 3, 1996 under the symbol "CYFN".


   ITEM   6.  Resignations of Registrant's Directors

     None

   ITEM   7.  Financial Statements and Exhibits

     None

   ITEM   8.  Change in Fiscal Year

     None

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                                  SIGNATURES




   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Century Financial Corporation



   Date:  May 29, 1996      By  /s/   Joseph N. Tosh, II
                               -------------------------------------
                               Joseph N. Tosh, II
                               President and Chief Executive Officer
                               (Principal Executive Officer)


   Date:  May 29, 1996       By /s/ Donald A. Benziger
                               -------------------------------------
                               Donald A. Benziger
                               Senior Vice President and Chief Financial Officer (Principal Financial Officer)


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